SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 17, 2009

____________________________

Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

___________________________

Delaware

(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms
Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700

(Registrant’s telephone number, including area code)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2009, Quest Diagnostics Incorporated (the “Company”) issued $500,000,000 aggregate principal amount of 4.750% Senior Notes due 2020 (the “2020 Notes”) and $250,000,000 aggregate principal amount of 5.750% Senior Notes due 2040 (the “2040 Notes”, and together with the 2020 Notes, the “Notes”).

The Company will pay interest on the Notes on January 30 and July 30 of each year, beginning on July 30, 2010. The 2020 Notes will mature on January 30, 2020. The 2040 Notes will mature on January 30, 2040. The Notes are senior unsecured obligations of the Company and will rank equally with the Company’s other and future senior unsecured obligations. Each guarantee will be a senior unsecured obligation of the guarantor issuing such guarantee and will rank equally with other existing and future senior unsecured obligations of such guarantor. The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of June 27, 2001 among the Company, the guarantors (as defined therein) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the first through twelfth supplemental indentures of various dates, among the Company, the Trustee, and the subsidiary guarantors party thereto and as further supplemented by a thirteenth supplemental indenture dated November 17, 2009 (collectively, the “Indenture”) among the Company, the Trustee and the subsidiary guarantors party thereto. The Indenture contains covenants that, among other things, will limit the ability of the Company and the guarantors to create certain liens; enter into certain sale and leaseback transactions; consolidate; merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries on a consolidated basis; incur indebtedness of non-guarantor subsidiaries; and make restricted payments to certain non-guarantor subsidiaries. The Indenture provides for customary events of default. Upon a change of control triggering event (as defined in the Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase. In addition, the Company may redeem the Notes at any time at the redemption prices described in the Notes.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the applicable agreements, each of which is included as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Shearman & Sterling LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Report.

Item 9.01. Financial Statements and Exhibits

4.1

Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2

First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.3

Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 26, 2001) and incorporated herein by reference)

4.4

Third Supplemental Indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference)

4.5

Fourth Supplemental Indenture dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference)

4.6

Fifth Supplemental Indenture dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), the Company, the Trustee, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

4.7

Sixth Supplemental Indenture dated as of October 31, 2005, among the Company, the Trustee, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: October 31, 2005) and incorporated herein by reference)

4.8

Seventh Supplemental Indenture dated as of November 21, 2005, among the Company, the Trustee, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 21, 2005) and incorporated herein by reference)

4.9

Eighth Supplemental Indenture dated as of July 31, 2006, among the Company, the Trustee, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: July 31, 2006) and incorporated herein by reference)

4.10

Ninth Supplemental Indenture dated as of September 30, 2006, among the Company, the Trustee, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: September 30, 2006) and incorporated herein by reference)

4.11

Tenth Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.12

Eleventh Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.13

Twelfth Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.14	Thirteenth Supplemental Indenture, dated as of November 17, 2009 among the Company, the guarantors named therein and the Trustee

4.15	Form of the Company’s 4.750% Senior Note due 2020, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit A to Exhibit 4.14 hereof)

4.16	Form of the Company’s 5.750% Senior Note due 2040, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit B to Exhibit 4.14 hereof)

5.1	Opinion of Shearman & Sterling LLP, counsel to the Company

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

November 18, 2009

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
Secretary